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EXHIBIT 10.23

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE SECURITIES ACT OR (II) THE TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT, AND, IF THE COMPANY REQUESTS, AN OPINION SATISFACTORY TO THE COMPANY TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

                        CONSUMER PORTFOLIO SERVICES, INC.

                                     WARRANT

Warrant No. 1                                              Dated:  July 10, 2008


                  Consumer Portfolio Services, Inc., a California corporation (the "COMPANY"), hereby certifies that, for value received, Citigroup Global Markets Inc. or its registered assigns (including permitted transferees, the "HOLDER") is entitled to purchase from the Company up to a total of two million five hundred thousand (2,500,000) (as adjusted from time to time as provided in Section 9) Shares (as defined below) (each such share, a "WARRANT SHARE" and all such shares, the "WARRANT SHARES") at an exercise price equal to $0.00001 per share (as adjusted from time to time as provided in Section 9, the "EXERCISE PRICE"), at any time and from time to time commencing on the date hereof (the "INITIAL EXERCISE DATE") through and including July 10, 2018 (the "EXPIRATION DATE"), and subject to the following terms and conditions. This warrant (the "WARRANT") is issued pursuant to that certain Amended and Restated Note Purchase Agreement, dated as of the Original Issue Date (the "AGREEMENT"), by and among Folio Funding II, LLC, a Delaware limited liability company, the Company, as Seller, and Citigroup Financial Products Inc., a Delaware corporation, as the Note Purchaser and the Administrative Agent.

         1. DEFINITIONS. The capitalized terms used herein and not otherwise defined herein or in Annex A to the Agreement shall have the meanings set forth below:

                  "AFFILIATE" of any specified Person means any other person or entity which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, such specified Person. For purposes of this definition, "CONTROL" as used with respect to any person or entity means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

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                  "COMPANY OFFER" means any tender offer (including exchange offer), as amended from time to time, made by the Company or any of its subsidiaries for the purchase (including the acquisition pursuant to an exchange offer) of all or any portion of the outstanding Shares, except as permitted pursuant to Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

                  "ELIGIBLE MARKET" means any of the New York Stock Exchange, the American Stock Exchange or Nasdaq.

                  "MARKET PRICE" means, as to any security, (i) if the principal trading market for such security is an exchange, the average of the last reported sale prices per share for the last ten previous Trading Days in which a sale was reported, as officially reported on any consolidated tape, (ii) if clause (i) is not applicable, the average of the closing bid price per share for the last five previous Trading Days as set forth by Nasdaq or (iii) if clauses
(i) and (ii) are not applicable, the average of the closing bid price per share for the last five previous Trading Days as set forth in the National Quotation Bureau sheet listing for such security. Notwithstanding the foregoing, if there is no reported sales price or closing bid price, as the case may be, on any of the ten Trading Days preceding the event requiring a determination of Market Price hereunder, then the Market Price shall be determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

                  "NASDAQ" means the Nasdaq Global Market or the Nasdaq Capital Market.

                  "ORIGINAL ISSUE DATE" means July 10, 2008.

                  "OTHER SECURITIES" refers to any share capital (other than Shares) and other securities of the Company or any other Person which the Holder of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Shares, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Shares or Other Securities pursuant to Section 9 hereof or otherwise.

                  "PERSON" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "REGISTRABLE SECURITIES" means the Warrant Shares; PROVIDED, HOWEVER, that the Warrant Shares shall cease to be Registrable Securities when
(i) a Registration Statement with respect to such Warrant Shares shall have been declared effective under the Securities Act and such Warrant Shares shall have been disposed of pursuant to such Registration Statement, (ii) when such Warrant Shares are eligible to be sold to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act or
(iii) all the Warrant Shares shall have ceased to be outstanding.

                  "SHARES" means the shares of common stock of the Company, no par value per share.

                  "TRADING DAY" means any day on which the Shares are listed or quoted and traded on any Eligible Market or any successor market or, if applicable, the National Quotation Bureau or, if none of the foregoing is applicable, a business day in New York City as such term is commonly understood.

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                  "TRANSFER AGENT" shall mean American Stock Transfer & Trust
Company or such other Person as the Company may appoint from time to time.

                  "WARRANT SHARE DELIVERY DATE" shall have the meaning set forth in Section 5.

         2. REGISTRATION OF WARRANT. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "WARRANT REGISTER"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

         3. REGISTRATION OF TRANSFERS. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto as APPENDIX A duly completed and signed, to the Company at its address specified herein. Upon any such registration and transfer, a new warrant in substantially the form of a Warrant (any such new warrant, a "NEW WARRANT"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. Each New Warrant evidencing the portion of this Warrant so transferred shall bear the restrictive legend set forth above. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant, and such transferee shall be subject to the restrictions on transfer set forth in such restrictive legend.

         4. EXERCISE AND DURATION OF WARRANT.

                  (a) This Warrant shall be exercisable by the registered Holder at any time and from time to time on and after the Initial Exercise Date to and including the Expiration Date. At 5:00 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value, regardless of whether this Warrant shall be returned to the Company.

                  (b) A Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto as APPENDIX B (the "EXERCISE NOTICE"), appropriately completed and duly signed, delivered or by facsimile, PROVIDED that signed originals follow within three Trading Days, and
(ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (as set forth in Section 4(c) below), and the date such items are received by the Company is an "EXERCISE DATE." Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares, if any.

                  (c) The Holder shall pay the Exercise Price (i) in cash or by wire transfer of immediately available funds in accordance with the Company's instructions or (ii) if at any time the Market Price exceeds the Exercise Price, by means of a "cashless exercise," by presenting and surrendering to the Company this Warrant, in whole or in part, in which event the Company shall issue to the


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Holder the number of Warrant Shares determined as follows:

                              X = Y [(A-B)/A]

                              where:

                              X = the number of Warrant Shares to be issued to
                                  the Holder upon such cashless exercise;

                              Y = the number of Warrant Shares with
                                  respect to which this Warrant is being
                                  exercised;

                              A = the Market Price on the Exercise Date; and

                              B = the Exercise Price.

                  (d) If an exercise of this Warrant is to be made in connection with a registered public offering or sale of the Company, such exercise may, at the election of the Holder, be conditioned on the consummation of the public offering or sale of the Company, in which case such exercise shall not be deemed effective until the consummation of such transaction.

         5. DELIVERY OF WARRANT SHARES.

                  (a) Upon exercise of this Warrant and subject to the receipt of signed originals pursuant to Section 4(b)(i) above, the Company shall promptly, but in no event later than the third Trading Day following such exercise (the "WARRANT SHARE DELIVERY DATE"), issue or cause to be issued and deliver or cause to be delivered to the Holder, in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise bearing (only if such legend is required by applicable law) the restrictive legend set forth above. The Holder, or any Person so designated by the Holder to receive the Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date.

                  (b) Certificates evidencing the Warrant Shares shall not contain any legend (including the legend set forth above), (i) while a registration statement covering the resale of such Warrant Shares is effective under the Securities Act, or (ii) following any sale of such Warrant Shares pursuant to Rule 144, or (iii) if such Warrant Shares are eligible for sale under Rule 144 without restriction, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Securities and Exchange Commission ("SEC")). If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares or at a time when the Warrant Shares so issued may be resold without restriction under Rule 144, such Warrant Shares shall be issued free of all legends. The Company agrees that at such time as such legend is no longer required under this Section 5(b), it will, no later than three Trading Days following the delivery by a purchaser to the Company or the Company's Transfer Agent of a certificate representing Warrant Shares issued with a restrictive legend (such third Trading Day, the "LEGEND REMOVAL DATE"), deliver or cause to


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be delivered to such purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any Transfer Agent of the Company that enlarge the restrictions on transfer set forth in this Section 5. Certificates for Warrant Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent of the Company to the purchasers by crediting the account of the purchaser's prime broker with the Depository Trust Company System.

                  (c) Each purchaser, severally and not jointly with the other purchasers, agrees that the removal of the restrictive legend from certificates representing Warrant Shares as set forth in this Section 5 is predicated upon the Company's reliance that the purchaser will sell any Warrant Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

                  (d) This Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

                  (e) RESCISSION RIGHTS. If the Company fails to cause its Transfer Agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 5(e) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

                  (f) COMPENSATION FOR BUY-IN ON FAILURE TO TIMELY DELIVER CERTIFICATES UPON EXERCISE. In addition to any other rights available to the Holder, if the Company fails to cause its Transfer Agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) Shares to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "BUY-IN"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Shares so purchased exceeds (y) the amount obtained by multiplying
(A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Shares having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of Shares with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing Shares upon exercise of the Warrant as required pursuant to the terms hereof.

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                  (g) CLOSING OF BOOKS. The Company will not close its
stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

         6. CHARGES, TAXES AND EXPENSES. Issuance and delivery of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrant in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

         7. REPLACEMENT OF WARRANT. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and in substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company, if any, of such loss, theft or destruction and customary and reasonable indemnity, if requested.

         8. RESERVATION OF WARRANT SHARES. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Shares, solely for the purpose of enabling it to issue, upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from all taxes, liens, claims and encumbrances, and such Warrant Shares will not be subject to any pre-emptive rights or similar rights (taking into account the adjustments and restrictions of Section 9 hereof). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued, fully paid and nonassessable. The Company covenants and warrants that the issuance of this Warrant or the Warrant Shares shall not trigger any price-based anti-dilution adjustments in any securities issued by the Company or any pre-emptive rights, in each case other than with respect to those securities or rights held by Levine Leichtman Capital Partners IV, L.P. The Company will take all such action as may be necessary to assure that such Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Shares may be listed or quoted, as the case may be.

         9. CERTAIN ADJUSTMENTS. The number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

                  (a) DIVIDENDS. If the Company, at any time while this Warrant is outstanding, pays a dividend on its Shares payable in additional Shares or otherwise makes a distribution on any class of share capital that is payable in Shares, then in each such case the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment by a fraction, (A) the numerator of which shall be the number of Shares outstanding immediately after such dividend or distribution and (B) the


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denominator of which shall be the number of Shares outstanding immediately prior to the opening of business on the day after the record date for the determination of shareholders entitled to receive such dividend or distribution. Any adjustment made pursuant to this Section 9(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution; PROVIDED, HOWEVER, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, any such adjustment shall become effective as of the time of actual payment of such dividends or distribution.

                  (b) SHARE SPLITS. If the Company, at any time while this Warrant is outstanding, (i) subdivides outstanding Shares into a larger number of shares, or (ii) combines outstanding Shares into a smaller number of shares, then in each such case the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment by a fraction, (A) the numerator of which shall be the number of Shares outstanding immediately after such event and (B) the denominator of which shall be the number of Shares outstanding immediately before such event. Any adjustment pursuant to this Section 9(b) shall become effective immediately after the effective date of such subdivision or combination.

                  (c) RECLASSIFICATIONS. A reclassification of the Shares (other than any such reclassification in connection with a merger or consolidation to which Section 9(e) applies) into shares of any other class of shares shall be deemed:

                           (i) a distribution by the Company to the holders of
its Shares of such shares of such other class of shares for the purposes and within the meaning of this Section 9; and

                           (ii) (ii) if the outstanding Shares shall be changed
into a larger or smaller number of Shares as part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding Shares for the purposes and within the meaning of Section 9(b).

                  (d) OTHER DISTRIBUTIONS. If the Company, at any time while this Warrant is outstanding, distributes to holders of Shares (i) evidences of its indebtedness, (ii) any security (other than a distribution of Shares covered by Section 9(a)), (iii) rights or warrants to subscribe for or purchase any security or (iv) any other asset (in each case, "DISTRIBUTED PROPERTY"), then in each such case the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to the record date fixed for determination of shareholders entitled to receive such distribution by a fraction, (A) the numerator of which shall be the Market Price on such record date, and (B) the denominator of which shall be the Market Price on such record date less the then fair market value per share of the Distributed Property distributed in respect of one outstanding Share, which, if the Distributed Property is other than cash or marketable securities, shall be as determined in good faith by the Board of Directors of the Company. Such adjustments shall become effective on the record date for any such distribution.

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                  (e) FUNDAMENTAL TRANSACTIONS. If, at any time while this
Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions or (iii) there shall occur any merger of another Person into the Company whereby the Shares are cancelled, converted or reclassified into or exchanged for other securities, cash or property (in any such case, a "FUNDAMENTAL TRANSACTION"), then, as a condition to the consummation of such Fundamental Transaction, the Company shall (or, in the case of any Fundamental Transaction in which the Company is not the surviving entity, the Company shall take all reasonable steps to cause such other Person to) execute and deliver to each Holder of Warrants a written instrument providing that:

                           (x) so long as any Warrant remains outstanding on such terms and subject to such conditions as shall be as nearly equivalent as may be practicable to the provisions set forth in this Warrant, each Warrant, upon the exercise thereof at any time on or after the consummation of such Fundamental Transaction, shall be exercisable into, in lieu of Shares issuable upon such exercise prior to such consummation, the securities or other property (the "SUBSTITUTED PROPERTY") that would have been received in connection with such Fundamental Transaction by a holder of the number of Shares into which such Warrant was exercisable immediately prior to the consummation of such Fundamental Transaction, assuming such holder of
         Shares:

                                    (A) is not a Person with which the Company
                  is consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (a "CONSTITUENT PERSON"), or an Affiliate of a Constituent Person; and

                                    (B) failed to exercise such Holder's rights
                  of election, if any, as to the kind or amount of securities, cash and other property receivable in connection with such Fundamental Transaction (PROVIDED, HOWEVER, that if the kind or amount of securities, cash or other property receivable in connection with such Fundamental Transaction is not the same for each Ordinary Share held immediately prior to such Fundamental Transaction by a Person other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised (a "NON-ELECTING SHARE"), then, for the purposes of this Section 9(e), the kind and amount of securities, cash and other property receivable in connection with such Fundamental Transaction by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares); and

                           (y) the rights and obligations of the Company (or, in the event of a transaction in which the Company is not the surviving Person, such other Person) and the Holders in respect of Substituted Property shall be as nearly equivalent as may be practicable to the rights and obligations of the Company and Holders in respect of Shares hereunder.

                  Such written instrument shall provide for adjustments which, for events subsequent to the effective date of such written instrument, shall be as nearly equivalent as may be practicable to the adjustments provided for in
Section 9. The above provisions of this Section 9(e) shall similarly apply to successive Fundamental Transactions.

                  (f) CALCULATIONS. All calculations under this Section 9 shall be made to the nearest 1/100th of a share. The number of Shares outstanding at any given time shall not include Shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Shares.

                  (g) ADJUSTMENTS. Notwithstanding any provision of this Section 9, no adjustment of the number of Warrant Shares issuable upon exercise of this Warrant shall be required unless and until such adjustment either by itself or with other adjustments not previously made increases or decreases by at least 1% the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 9 and not previously made, would result in a minimum adjustment.

                  (h) NOTICE OF ADJUSTMENTS. Upon the occurrence of each adjustment pursuant to this Section 9, the Company will promptly deliver to the Holder a certificate executed by the Company's Chief Financial Officer setting forth, in reasonable detail, the event requiring such adjustment and the method by which such adjustment was calculated, and the adjusted number or type of Warrant Shares or other securities or assets issuable upon exercise of this Warrant (as applicable). The Company will retain at its office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of the Warrant designated by the Holder.

                  (i) NOTICE OF CORPORATE EVENTS. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Shares, including, without limitation, any granting of rights or warrants to subscribe for or purchase any share capital of the Company or any subsidiary of the Company, (ii) authorizes, approves, enters into any agreement contemplating, or solicits shareholder approval for, any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction at least 15 calendar days prior to the applicable record or effective date on which a Person would need to hold Shares in order to participate in or vote with respect to such transaction; PROVIDED, HOWEVER, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

         10. REGISTRATION RIGHTS.

                  (a) The Company will:

                           (i) as soon as reasonably practicable, but in no
event later than thirty (30) days following the date hereof, file a registration statement on Form S-3 or, if unavailable, Form S-1 (the "REGISTRATION STATEMENT"), for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, registering the resale of the


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Warrant Shares by the Holder. The Company shall use commercially reasonable efforts, subject to receipt of necessary information from the Holder, to cause the SEC to declare such Registration Statement effective (i) if the Registration Statement is not subject to SEC review, within the earlier of (x) sixty (60) days of the date hereof and (y) ten (10) days of the date the Company shall have received notice from the SEC of no review and (ii) if the Registration Statement is subject to SEC review, within one hundred twenty (120) days of the date hereof;

                           (ii) prepare and file with the SEC such amendments
and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective until the earlier of (i) the date that is two and one-half years after the date of effectiveness of the Registration Statement and
(ii) until all such Warrant Shares have been sold by the Holder;

                           (iii) so long as the Registration Statement is
effective covering the resale of Warrant Shares, furnish to the Holder such reasonable number of copies of prospectuses and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of all or any of the Warrant Shares;

                           (iv) use commercially reasonable efforts to file
documents required of the Company for normal blue sky clearance in states specified in writing by the Holder; PROVIDED, HOWEVER, that the Company shall not be required to qualify to do business or consent to service of process generally in any jurisdiction in which the Company is not now so qualified or has not so consented;

                           (v) bear all expenses in connection with the
procedures in this Section 10(a) and the registration of the Warrant Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Holder or, brokerage fees and commissions incurred by the Holder, if any in connection with the offering of the Warrant Shares;

                           (vi) use all commercially reasonable efforts to
prevent the issuance of any stop order or other order suspending the effectiveness of such Registration Statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Holder of the issuance of such order and the resolution thereof; and

                           (vii) permit counsel for the Holder to review the
Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the SEC and the Company's responses thereto, within a reasonable period of time prior to the filing thereof with the SEC (or, in the case of comments made by the staff of the SEC, within a reasonable period of time following the receipt thereof by the Company);

                  PROVIDED, that in the case of clause (vii) above, the Company shall not be required to provide, and shall not provide, any Holder with material, non-public information unless the Holder agrees to receive such information and enters into a written confidentiality agreement on customary terms with the Company.

                  (b) If (i) a Registration Statement covering all the Warrant Shares required to be filed by the Company pursuant to this Section 10(b) is (A) not filed with the SEC on or before thirty (30) days after the date hereof or
(B) if the Registration Statement is not declared effective by the SEC (1) if the Registration Statement is not subject to SEC review, on or before the earlier of (x) sixty (60) days after the date hereof and (y) ten (10) days after the date the Company shall have received notice from the SEC of no review and
(2) if the Registration Statement is subject to SEC review, on or before one hundred twenty (120) days after the date hereof or (ii) on any day after the effective date of the Registration Statement sales of all the Warrant Shares required to be included on such Registration Statement cannot be made pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register sufficient number of Warrant Shares), then the Administrative Agent shall have the right to value the Pledged Residual Interest Certificates on a mark-to-market basis pursuant to Section 3.07 of the Agreement.

                  (c) INDEMNIFICATION BY THE COMPANY. The Company shall, notwithstanding any termination of this Warrant, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, shareholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title)of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "LOSSES"), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (2) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under the Agreement, PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Registration Statement, the prospectus or any amendment or supplement thereto made in reliance upon and in conformity with information regarding the Holder demanding such indemnification or its proposed method of distribution of Registrable Securities furnished in writing to the Company by such Holder expressly for use therein or to the extent that such information relates to such Holder's proposed method of distribution of Registrable Securities and was reviewed and not objected to in writing by such Holder. The Company shall notify the Holders promptly of the institution, threat or assertion of any proceeding ("PROCEEDING") arising from or in connection with the transactions contemplated by the Agreement of which the Company is aware.

                  (d) INDEMNIFICATION BY HOLDER. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company for inclusion in such Registration Statement or such prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (e) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; PROVIDED, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to the Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel (plus any local counsel) shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                  Subject to the terms of the Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; PROVIDED, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is judicially determined to be not entitled to indemnification hereunder.

                  (f) CONTRIBUTION. If the indemnification under Section 10(c) or 10(d) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in the Agreement, any reasonable attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10(f) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 10(f), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

                  The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         11. FRACTIONAL SHARES. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the Company shall make a cash payment to the Holder equal to (a) such fraction multiplied by (b) the Market Price on the Exercise Date of one full Warrant Share.

         12. RESTRICTED SECURITIES. The Holder represents and warrants that it
(i) understands that the Warrant and the Warrant Shares have not been registered under the Securities Act and (ii) understands the restrictions set forth on the legend printed on the face of this Warrant.

         13. LISTING ON SECURITIES EXCHANGES. In furtherance and not in limitation of any other provision of this Warrant, if the Company at any time shall list any Shares on any Eligible Market, the Company will, at its expense, simultaneously list the Warrant Shares (and maintain such listing) on such Eligible Market, upon official notice of issuance following the exercise of this Warrant; and the Company will so list, register and maintain such listing on any Eligible Market any Other Securities, if and at the time that any securities of like class or similar type shall be listed on such Eligible Market by the Company.

         14. REMEDIES. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         15. NOTICES. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be mailed by certified mail, return receipt requested, or by a nationally recognized courier service or delivered (in person or by facsimile), against receipt to the party to whom such notice or other communication is to be given. The address for such notices or communications shall be as set forth in the Agreement entered into by the Holder and the Company. Any notice or other communication given by means permitted by this Section 15 shall be deemed given at the time of receipt thereof.

         16. WARRANT AGENT. The Company shall serve as warrant agent under this Warrant. Upon 30 days' written notice to the Holder, the Company may appoint a new warrant agent. Any Person into which any new warrant agent may be merged, any Person resulting from any consolidation to which any new warrant agent shall be a party or any Person to which any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

         17. MISCELLANEOUS. (a) This Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company, except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

                  (b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor upon exercise thereof, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, free from all taxes, liens, claims and encumbrances and (iii) will not close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

                  (c) This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and Federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the Agreement), and hereby irrevocably waives, and agrees not to assert any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

                  (d) Neither party shall be deemed in default of any provision of this Warrant, to the extent that performance of its obligations or attempts to cure a breach hereof are delayed or prevented by any event reasonably beyond the control of such party, including, without limitation, war, hostilities, acts of terrorism, revolution, riot, civil commotion, national emergency, strike, lockout, unavailability of supplies, epidemic, fire, flood, earthquake, force of nature, explosion, embargo, or any other Act of God, or any law, proclamation, regulation, ordinance, or other act or order of any court, government or governmental agency, PROVIDED that such party gives the other party written notice thereof promptly upon discovery thereof and uses reasonable efforts to cure or mitigate the delay or failure to perform.

                  (e) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                  (f) In case any one or more of the provisions of this Warrant shall be deemed invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

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                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                            CONSUMER PORTFOLIO SERVICES, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

















                                       17